Exhibit 4(i)

UBI

(LOGO inserted here)

INCORPORATED UNDER THE LAWS OF THE STATE OF NEW JERSEY

CUSIP 913290 10 2

SEE REVERSE SIDE FOR

CERTAIN DEFINITIONS

This is to Certify that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE, OF

Unity Bancorp, Inc.

a corporation incorporated under the laws of the State of New Jersey. The shares evidenced by this certificate are transferable only on the stock transfer books of Unity Bancorp, Inc. by the holder hereof, in person or by attorney, upon surrender of this certificate properly endorsed.

                This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

                WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

(signature)

Secretary

(SEAL inserted here)

(signature)

Chairman of the Board

Countersigned and Registered:

REGISTRAR AND TRANSFER COMPANY

By

Transfer Agent

and Registrar

Authorized Signature

Unity Bancorp, Inc.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM _ as tenants in common

UNIF GIFT MIN ACT _ . . . .. . . . . . . Custodian . . . . . . . . .

(Cust)                        (Minor)

TEN ENT  _ as tenants by the entireties

under Uniform Gifts to Minors

JT TEN _ as joint tenants with right

of survivorship and not as

 tenants in common

 Act . . . . . . . . . . . . . . . . . . . . . ..

                (State)

Additional abbreviations may also be used though not in the above list.

 For value received, ________   hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

    IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE.

Shares

represented by the within Certificate, and do hereby irrevocably constitute and appoin

 Attorney to transfer the said Shares on the books  of  the  within named corporation with full power of substitution in the premises.

Dated:

In the presence of

Signature

Signature

Note: The signature to this assignment must correspond with the name of the stockholders(s) as written upon the face of the certificate in every particular, without alteration or enlargement, or any change whatever.